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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 24, 2000
                                                         ---------------


                         WORLDPORT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

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          Delaware                    000-25015                    84-1127336
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
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification
      of incorporation)                                               No.)
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               975 Weiland Road, Buffalo Grove, Illinois  60089
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             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (847) 229-8200
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Item 1.    Change of Control.
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          According to the Amendment No. 5 to Schedule 13D filed by Michael E.
Heisley, Sr. and The Heico Companies L.L.C. ("Heico"), on August 24, 2000 (the
"Schedule 13D"), Heico consummated the purchase from third parties of 1,636,743 shares of the common stock, par value $0.0001 per share (the "Common Stock"), of
WorldPort Communications, Inc. (the "Registrant"), 922,361 shares of the Series
B preferred stock, par value $0.0001 per share ("Series B Stock"), of the
Registrant and 316,921 shares of the Series D preferred stock, par value $0.0001 per share ("Series D Stock"), of the Registrant for an aggregate consideration of $19,223,211.25 (the shares of Common Stock, Series B Stock and Series D Stock purchased by Heico are collectively referred to herein as the "Shares").  As of
August 24, 2000, the Shares represented approximately 9.9% of the outstanding
Common Stock on an as-converted basis and the right to vote approximately 29% of the total votes attributable to the outstanding securities of the Registrant.
Prior to the transaction, no person or entity owned a majority of the shares of
Common Stock on an as-converted basis or a majority of the voting power of the outstanding securities of the Registrant. According to the Schedule 13D, as a
result of its acquisition of the Shares, Mr. Heisley and Heico are the beneficial owners (within the meaning of Rule 13d-3 under the Securities
Exchange Act of 1934, as amended to date) of 49.4% of the Common Stock on an as-
converted basis and such securities represent the right to vote approximately
77% of the total votes attributable to the outstanding securities of the
Registrant.

          According to the Schedule 13D, the purchase price for the Shares was obtained by Heico under its existing credit facilities, which are provided by a group of banks for which Bank of America serves as agent.

          Shares of Series B Stock are convertible into four shares of Common
Stock and shares of Series D Stock are convertible into one share of Common
Stock. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the stockholders of the Registrant. Holders of Series B Stock vote together as a single class with holders of Common Stock on all matters to come before the stockholders of the Registrant and each share of Series B Stock entitles the holder thereof to 40 votes on any such matter.
Holders of Series D Stock vote together as a single class with holders of Common
Stock on all matters to come before the stockholders of the Registrant and each share of Series D Stock entitles the holder thereof to one vote on any such matter.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORLDPORT COMMUNICATIONS,INC.
                                          (Registrant)


Dated: September 8, 2000                  By: /s/ John T. Hanson
                                            ----------------------------------
                                             John T. Hanson
                                             Chief Financial Officer

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